Exhibit 1.01

Nielsen Holdings plc

Conflict Minerals Report for the Year Ended December 31, 2016

This Conflict Minerals Report (“CMR”) for the year ended December 31, 2016 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (“Rule 13p-1”). Rule 13p-1 was adopted by the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 requiring reporting companies to make disclosures of cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, tin, tantalum and tungsten (“3TG”) in their products. Rule 13p-1 imposes certain reporting obligations on SEC registrants to determine whether 3TG are necessary to the production or functionality of their products, and if so, if the 3TG originated from the Democratic Republic of the Congo or Angola, Burundi, Central African Republic, the Republic of the Congo, Rwanda, South Sudan, Tanzania, Uganda, and Zambia (together, the “Covered Countries”). We are unable to state the origin of the 3TG in all of our products. For that reason, we are required under Rule 13p-1 to submit to the SEC this Conflict Minerals Report as an exhibit to Form SD. Consistent with Rule 13p-1 and the SEC’s 2014 statement 1, this CMR is not required to be accompanied by an independent private sector audit.

In accordance with Rule 13p-1, this report is available on our website at www.nielsen.com/investors.

Company Overview

This CMR has been prepared by the management of Nielsen Holdings plc (referred to herein as “Nielsen,” the “Company,” “we,” “us,” or “our”). The information includes the activities of all majority-owned subsidiaries and variable interest entities that are required to be consolidated.

Nielsen is a leading global performance management company. Nielsen provides to clients a comprehensive understanding of what consumers watch and what they buy and how those choices intersect. We deliver critical media and marketing information, analytics and manufacturer and retailer expertise about what and where consumers buy and what consumers read, watch and listen to (consumer interaction across the television, radio, print, online and mobile viewing and listening platforms) on a local and global basis. Our information, insights and solutions help our clients maintain and strengthen their market positions and identify opportunities for profitable growth. We have a presence in more than 100 countries and our services cover more than 90 percent of the globe’s GDP and population, and 2016 annual revenues of $6.3 billion. We have significant investments in resources and associates all over the world, including in many emerging markets, and hold leading market positions in many of our services and geographies.

Nielsen Audio, Inc. (“Nielsen Audio”), a subsidiary of Nielsen, contracts to manufacture meters and encoders for the collection of data. Certain 3TG are necessary to the functionality of such meters and encoders. The meters and encoders are generally intended for Nielsen Audio’s use, but some of them are sold to third parties. In 2016, Nielsen Audio sold approximately 6% of all meters and encoders to third parties. Of the total Nielsen revenue in 2016, approximately .001% was derived from meter and encoder sales.

[1]	Statement on the Effect of the Recent Court of Appeals Decision on the Conflict Minerals Rule, Keith F. Higgins, Director, SEC Division of Corporation Finance, April 29, 2014

This CMR details Nielsen’s calendar year 2016 process for gathering data to comply with Rule 13p-1 and the Organization of Economic Cooperation and Development (OECD) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High Risk Areas.

Supply Chain and Reasonable Country of Origin Inquiry

We rely on our direct suppliers of the relevant equipment to provide information with respect to the origin of the 3TG contained in components and materials supplied to us, including sources of 3TG that are supplied to them from lower tier suppliers. In almost all cases, the information relating to the 3TG contained in our products is derived from lower tier suppliers. Contracts with our suppliers can be multi-year contracts, and we cannot unilaterally impose new contract terms and flow-down requirements. In our annual inquiry, we survey our direct suppliers identified to be in scope and analyze and follow up responses as we deem appropriate. During 2016, we conducted a reasonable country of origin inquiry to determine the origin of the 3TG in our products. The inquiry did not provide sufficient information to determine with specificity the countries of origin of the 3TG in our products or whether they are from recycled or scrap sources.

Due Diligence Framework

Established Company Plan

•	Established an internal management team and coordinator to ensure compliance with respect to the reporting requirements relating to 3TG. Our internal management team includes representatives from supply chain and procurement, engineering, legal and finance.

•	Determined data gathering and assessment procedures in order to understand the scope of our supply chain inquiry that we are required to undertake to comply Rule 13p-1.

•	Contracted with GreenSoft Technology, Inc. (“Greensoft”) to collect 3TG data from our component suppliers.

•	Maintained records of diligence efforts by implementing a company 3TG database. The 3TG database is the aggregated 3TG report and the collection report generated by Greensoft.

Identification of Relevant Components and Suppliers

•	Products: The products requiring 3TG data collection are the Portable People Meter (PPM) family of products designed by Nielsen Audio and manufactured by contract manufacturers.

•	Suppliers: The list of 211 component suppliers is contained in the bills of materials submitted to GreenSoft for data collection. The contract manufacturers are limited to utilizing components from the approved suppliers provided by Nielsen Audio.

Supplier Response Validation

Nielsen contracted with GreenSoft to collect 3TG data from our component suppliers. Greensoft utilizes the Conflict Minerals Reporting template developed by the Conflict-Free Sourcing Initiative to determine the usage of 3TG by suppliers, assists suppliers in filling out the template, validates and corrects templates, alerts Nielsen if any 3TG originated in Covered Countries, generates an aggregated 3TG report based on bills of materials and provides a collection report with hyperlinks to each template. Nielsen assesses the responses received from our suppliers and engages with them on their particular responses.

Supplier responses should contain all required data in the template. If responses are incomplete or inconsistent, the supplier is contacted and asked for missing or supplemental information. Greensoft conducts most of this validation process. Nielsen checks 3TG data collected by Greensoft against the complete list of materials within each component disclosed to us by our suppliers of our components to verify metal content matches. Nielsen checks smelter status claims received in templates to known smelter information. If template responses are insufficient or absent, Nielsen examines each case individually and evaluates its response based on the likelihood of 3TG being present, the specific component and the availability of such component from other sources. Possible responses are suspension of purchasing this component from this supplier, working with the supplier to obtain the 3TG data necessary for a determination of its sourcing, or designing out this particular component from our products going forward.

Due Diligence Results

We conducted a survey of our relevant 211 suppliers with the assistance of GreenSoft and received responses from 147 of them, or 70%. Based on the responses received, we are unable to validate with specificity the country of origin of the 3TG in our products.

Set forth in Annex 1 is a list of known smelters and refiners that may be in our supply chain for the products we contract to manufacture and sell to third parties.

Steps Taken to Mitigate Risk

In addition to following up with suppliers who have not properly responded to our 3TG survey, we have taken the following steps to improve the due diligence conducted to further mitigate any risk that the necessary 3TG in our products could directly or indirectly finance or benefit armed groups in the Covered Countries:

a	Included a 3TG sourcing clause in new or renewed supplier contracts.

b	Engaged with suppliers and directed them to training resources to attempt to increase the response rate and improve the content of the supplier survey responses.

As we enter into new contracts for these materials, or our contracts expire and are renewed, we intend to add a 3TG clause requiring suppliers to provide 3TG sourcing and smelter information. Nielsen believes that it will take a number of years to ensure that all our supplier contracts contain appropriate sourcing clauses. Until that time, as described below, we are working with our supply chain to encourage them to provide the 3TG sourcing information until the contracts can be amended.

Forward-Looking Statements

Certain of the matters discussed in this CMR, including in particular, efforts to further mitigate risks that 3TG in our products could directly or indirectly finance or benefit armed groups in the Covered Countries, include forward-looking statements. Readers of this document are cautioned that our forward-looking statements are not guarantees of future performance or events, and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements. These forward-looking statements are based on our current plans and expectations and are subject to a number of known and unknown uncertainties and risks, many of which are beyond our control, which could significantly affect current plans and expectations and our future financial position and results of our operations. These factors, include, but are not limited to the factors discussed in Item 1A, Risk Factors of our annual report on Form 10-K for the year ended December 31, 2016 as they may be updated by information included in our other filings with the SEC. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

ANNEX I

Subject Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Tony Goetz NV	BELGIUM
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Royal Canadian Mint	CANADA
Gold	Codelco	CHILE
Gold	Academy Precious Metal Materials (Zhaoyuan) Co., Ltd.	CHINA
Gold	Baiyin Nonferrous Group Co.,Ltd	CHINA
Gold	China Gold Deal Investment Co., Ltd.	CHINA
Gold	China National Gold Group Corporation	CHINA
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Dongguan Standard Electronic Material.Co.,Ltd	CHINA
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Gold	E-CHEM Enterprise Corp	CHINA
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA
Gold	Heraeus Group	CHINA
Gold	Heraeus Ltd. Hong Kong	CHINA
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	Jinlong Copper Co.,Ltd.	CHINA
Gold	Kangqiang Electronics Co., Ltd	CHINA
Gold	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA
Gold	Lingbao Gold Co., Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Public security bureau of Shenzhen	CHINA
Gold	SANMENXIA HENGSHENG SCIENCE AND TECHNOLOGY R&D CO.,LTD	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Yanggu Xiangguang Co. Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA

Subject Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	Shang Hai Gold Exchange	CHINA
Gold	shenzhen fujun material technology co,ltd	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Suzhou Xingrui Noble metal material co.ltd	CHINA
Gold	Taizhou Delta Electronics Co., Ltd.	CHINA
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Tiancheng Chemical	CHINA
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	Wuxi Middle Treasures Materials	CHINA
Gold	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Gold	Safina a.s.	CZECH REPUBLIC
Gold	SAAMP	FRANCE
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Aurubis AG	GERMANY
Gold	Bauer Walser AG	GERMANY
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	DODUCO GmbH	GERMANY
Gold	Feinhutte Halsbrucke GmbH	GERMANY
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	Umicore Galvanotechnik GmbH	GERMANY
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	ScotiaMocatta, The Bank of Nova Scotia	HONG KONG
Gold	Bangalore Refinery	INDIA
Gold	Gujarat Gold Centre	INDIA
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Sai Refinery	INDIA
Gold	THE HUTTI GOLD MINES CO.LTD	INDIA
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	Chimet S.p.A.	ITALY
Gold	Faggi Enrico S.p.A.	ITALY
Gold	T.C.A S.p.A	ITALY
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Chugai Mining	JAPAN
Gold	Dowa	JAPAN
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Harima Smelter	JAPAN
Gold	Hishikari Gold Mine (Isa)	JAPAN
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Japan Mint	JAPAN
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kojima Chemicals Co., Ltd.	JAPAN

Subject Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	N.E.Chemcat Corporation	JAPAN
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	Daejin Indus Co., Ltd.	KOREA (REPUBLIC OF)
Gold	DaeryongENC	KOREA (REPUBLIC OF)
Gold	DSC (Do Sung Corporation)	KOREA (REPUBLIC OF)
Gold	Heesung Group	KOREA (REPUBLIC OF)
Gold	HwaSeong CJ Co., Ltd.	KOREA (REPUBLIC OF)
Gold	Korea Metal Co., Ltd.	KOREA (REPUBLIC OF)
Gold	Korea Zinc Co., Ltd.	KOREA (REPUBLIC OF)
Gold	LS-NIKKO Copper Inc.	KOREA (REPUBLIC OF)
Gold	Samduck Precious Metals	KOREA (REPUBLIC OF)
Gold	SAMWON METALS Corp.	KOREA (REPUBLIC OF)
Gold	Torecom	KOREA (REPUBLIC OF)
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	Metahub Industries Sdn. Bhd.	MALAYSIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Gold	Caridad	MEXICO
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	Schone Edelmetaal B.V.	NETHERLANDS
Gold	Morris and Watson	NEW ZEALAND
Gold	K.A Rasmussen as	NORWAY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND
Gold	JSC “Aurat”	RUSSIAN FEDERATION
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	L’azurde Company For Jewelry	SAUDI ARABIA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE

Subject Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	SEMPSA Joyería Platería S.A.	SPAIN
Gold	Sudan Gold Refinery	SUDAN
Gold	Boliden AB	SWEDEN
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Cendres + Métaux S.A.	SWITZERLAND
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	PAMP S.A.	SWITZERLAND
Gold	PX Précinox S.A.	SWITZERLAND
Gold	UBS AG Bahnhofstr.	SWITZERLAND
Gold	Valcambi S.A.	SWITZERLAND
Gold	CHIN-LEEP ENTERPRISE CO., LTD.	TAIWAN, PROVINCE OF CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Istanbul Gold Refinery	TURKEY
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	London Bullion Market Association	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	AURA-II	UNITED STATES OF AMERICA
Gold	Colt Refining	UNITED STATES OF AMERICA
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA
Gold	Ferro Corporation	UNITED STATES OF AMERICA
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	Heraeus Group	UNITED STATES OF AMERICA
Gold	Heraeus Precious Metals North America (HPMN)	UNITED STATES OF AMERICA
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	Materion	UNITED STATES OF AMERICA

Subject Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold	So Accurate Group, Inc.	UNITED STATES OF AMERICA
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	United Refining Company	UNITED STATES OF AMERICA
Gold	Uyemura USA	UNITED STATES OF AMERICA
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Mineração Taboca S.A.	BRAZIL
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	Duoluoshan	CHINA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tantalum	Molycorp Silmet A.S.	ESTONIA
Tantalum	Ethiopian Minerals Development Share Company	ETHIOPIA
Tantalum	H.C. Starck GmbH Goslar	GERMANY
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA

Subject Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Ulba Metallurgical Plant JSC	RUSSIAN FEDERATION
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	Avon Specialty Metals Ltd	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tantalum	Advanced Metallurgical Group N.V. (AMG)	UNITED STATES OF AMERICA
Tantalum	Cabot Corporation	UNITED STATES OF AMERICA
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA
Tantalum	E.S.R. Electronics	UNITED STATES OF AMERICA
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	Gannon & Scott	UNITED STATES OF AMERICA
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Tantalum	Telex Metals	UNITED STATES OF AMERICA
Tantalum	Tranzact, Inc.	UNITED STATES OF AMERICA
Tin	Eximetal S.A.	ARGENTINA
Tin	Jean GOLDSCHMIDT INTERNATIONAL S.A.	BELGIUM
Tin	Metallo-Chimique N.V.	BELGIUM
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Best Metais e Soldas SA	BRAZIL

Subject Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Tin	Estanho de Rondônia S.A.	BRAZIL
Tin	IBF IND Brasileira de Ferrolligas Ltda	BRAZIL
Tin	Magnu’s Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Mineração Taboca S.A.	BRAZIL
Tin	Resind Indústria e Comércio Ltda.	BRAZIL
Tin	Soft Metais Ltda.	BRAZIL
Tin	Super Ligas	BRAZIL
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tin	American Iron and Metal	CANADA
Tin	An Xin Xian Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	CHANGZHOU GALAXY CENTURY MICRO-ELECTRONICS CO.,LTD	CHINA
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	China Minmetals Corporation	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin	Dongguan lason metel materials co,.ltd	CHINA
Tin	Electroloy Metal Co. Ltd	CHINA
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Gejiu Jinye Mineral Company	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Gold Bell Group	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA
Tin	Hunan Xianghualing Tin Co. ltd	CHINA
Tin	Jewish Xinmao Tin Co., Ltd.	CHINA
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	jiangyinshi yizheng mechnaics co,.ltd	CHINA
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Tin	Ming Li Jia Smelt Metal Factory	CHINA
Tin	Minmetals Ganzhou Tin Co. Ltd	CHINA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin	ShangHai YueQiang Metal Products Co., LTD	CHINA
Tin	Shaoxing Tianlong Tin Materials Co., Ltd	CHINA
Tin	Taicang City Nancang Metal Material Co.,Ltd	CHINA
Tin	TONGDING METALLIC MATERIAL CO.LTD	CHINA
Tin	XiHai	CHINA
Tin	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	Yun’an Dian’xi Tin Mine	CHINA

Subject Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tin	Yunnan Tin Company Limited	CHINA
Tin	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA
Tin	Zhongshan Jinye Smelting Co., Ltd	CHINA
Tin	Kovohute Pribram nastupnicka, a. s.	CZECH REPUBLIC
Tin	IPS New Material (Suzhou) Co., Ltd.	FRANCE
Tin	Traxys	FRANCE
Tin	Brinkmann Chemie AG	GERMANY
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Heimerle + Meule GmbH	GERMANY
Tin	Heraeus Group	GERMANY
Tin	Westfalenzinn	GERMANY
Tin	Wilhelm Grillo Handelsgesellschaft mbH	GERMANY
Tin	Wilhelm Westmetall	GERMANY
Tin	CV Ayi Jaya	INDONESIA
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	PT Donna Kembara Jaya	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT HANJAYA PERKASA METALS	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Koba Tin	INDONESIA

Subject Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tin	PT O.M. Indonesia	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT REFINED BANGKA TIN	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Seirama Tin investment	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	PT. CITRALOGAM ALPHASEJAHTERA	INDONESIA
Tin	Dowa	JAPAN
Tin	Furukawa Electric	JAPAN
Tin	Hitachi Cable, Ltd.	JAPAN
Tin	KOBE STEEL,LTD.	JAPAN
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Nihon Kagaku Sangyo Co., Ltd.	JAPAN
Tin	NIPPON FILLER METALS,LTD.	JAPAN
Tin	SENJU METAL INDUSTRY CO.,LTD.	JAPAN
Tin	Alpha	KOREA (REPUBLIC OF)
Tin	Daewoo International	KOREA (REPUBLIC OF)
Tin	Heraeus Group	KOREA (REPUBLIC OF)
Tin	Lee Ku Industrial Company Limited	KOREA (REPUBLIC OF)
Tin	Poongsan	KOREA (REPUBLIC OF)
Tin	Samhwa Non-Ferrous Metal. Inc Co.,Ltd.	KOREA (REPUBLIC OF)
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Modeltech Sdn Bhd	MALAYSIA
Tin	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA
Tin	Hayes Metals Pty Ltd	NEW ZEALAND
Tin	Minsur	PERU
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	Fenix Metals	POLAND
Tin	Kupol	RUSSIAN FEDERATION
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Tin	Phoenix Metal Ltd.	RWANDA
Tin	SIZER METALS PTE LTD	SINGAPORE
Tin	CIMSA, S.A.	SPAIN
Tin	Elmet S.L.U.	SPAIN
Tin	Baoshida Swissmetall	SWITZERLAND

Subject Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	Fuji Metal Mining Corp.	THAILAND
Tin	NIHON GENMA MFG.CO.,LTD.	THAILAND
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	Thaisarco	THAILAND
Tin	Schloetter Co. Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Tin	Alpha	UNITED STATES OF AMERICA
Tin	Amalgamet Inc	UNITED STATES OF AMERICA
Tin	Honeywell Electronic Materials, Inc	UNITED STATES OF AMERICA
Tin	Imperial Zinc	UNITED STATES OF AMERICA
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA
Tin	Nathan Trotter & Co., Inc.	UNITED STATES OF AMERICA
Tin	An Thai Minerals Co., Ltd.	VIET NAM
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tin	American Iron and Metal	UNITED STATES OF AMERICA
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	North American Tungsten	CANADA
Tungsten	A.L.M.T. Corp.	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Ganzhou Haichuang W Co., Ltd	CHINA
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA

Subject Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	NingHua XingLuoKeng TungSten Mining CO.,LTD	CHINA
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	Sumitomo Electric Industries	CHINA
Tungsten	Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA
Tungsten	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	H.C. Starck GmbH	GERMANY
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tungsten	Axis Material Limited	JAPAN
Tungsten	Hitachi, Ltd.	JAPAN
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tungsten	Kanto Denka Kogyo Co., Ltd.	JAPAN
Tungsten	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tungsten	TaeguTec Ltd.	KOREA (REPUBLIC OF)
Tungsten	Woltech Korea Co., Ltd.	KOREA (REPUBLIC OF)
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Moliren Ltd	RUSSIAN FEDERATION
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	Air Products	UNITED STATES OF AMERICA
Tungsten	Allegheny Technologies Incorporated	UNITED STATES OF AMERICA
Tungsten	Alta Group	UNITED STATES OF AMERICA

Subject Metal	Smelter or Refiner Name	Country Location of Smelter or Refiner
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	Meterion Advanced Materials Thin Film Products	UNITED STATES OF AMERICA
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	Voss Metals Company, Inc	UNITED STATES OF AMERICA
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM